UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 1, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                         0-22011              86-0760991
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(State or other jurisdiction of           (Commission          (IRS Employer
        incorporation)                    File Number)       Identification No.)


    2575 East Camelback Road, Ste. 450, Phoenix, AZ                85016
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       (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (602) 508-0112

                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         OTHER EVENTS

         On July 31, 2006, the Registrant, a specialty pharmaceutical company with proprietary technologies for the development of oral controlled-release
(OCR) generic and branded oral drugs, today announced the U.S. Food and Drug Administration (FDA) has approved the Company's Abbreviated New Drug Application
(ANDA) for a generic version of metformin Extended Release (XR) Tablets 500mg. Bristol-Myers Squibb Company markets the therapeutically equivalent listed drug, Glucophage(R) XR Extended-Release Tablets 500mg. Metformin is a member of the biguanide drug class, which represents the current standard of care for type 2 diabetes management. The U.S. market for extended release metformin is estimated to be more than $150 million annually. Synovics plans to launch a direct sales program for its generic metformin XR Tablets 500mg in the first quarter of calendar 2007.

         See Registrant's press release attached hereto as Exhibit 99.1.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         99.1     Press Release, dated July 31, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: August 3, 2006

                                              SYNOVICS PHARMACEUTICALS, INC.

                                              By:      /s/ Ronald H. Lane
                                                       -------------------------
                                              Name:    Ronald H. Lane, PhD.
                                              Title:   President